Investor Update and Results for 2Q 2016 February 9, 2017 Exhibit 99.1

2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Global expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Global’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Global believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under our revolving credit facility, the indenture governing our senior notes, and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to delays in our filing of periodic reports with the SEC; risks related to our exploration and potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that most of our directors and executive officers are also directors and executive officers of TerraForm Power, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages; and our ability to manage our capital expenditures, economic, social and political risks and uncertainties inherent in international operations, including operations in emerging markets and the impact of foreign exchange rate fluctuations, the imposition of currency controls and restrictions on repatriation of earnings and cash, protectionist and other adverse public policies, including local content requirements, import/export tariffs, increased regulations or capital investment requirements, conflicting international business practices that may conflict with other customs or legal requirements to which we are subject, inability to obtain, maintain or enforce intellectual property rights, and being subject to the jurisdiction of courts other than those of the United States, including uncertainty of judicial processes and difficulty enforcing contractual agreements or judgments in foreign legal systems or incurring additional costs to do so. Many of these factors are beyond TerraForm Global’s control. TerraForm Global disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Global’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the quarter ended June 30, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Exhibit 99.1

3 This presentation provides certain financial and operating metrics of TerraForm Global, Inc. (“TerraForm Global” or the “Company”) as of or for the quarters ended March 31, 2016 and June 30, 2016 and estimates for certain financial and operating metrics of TerraForm Global for 2016. Please review these results together with the risk factors detailed in our annual report on Form 10-K for the fiscal year ended December 31, 2015 and our Form 10-Q for the quarter ended June 30, 2016 each filed with the SEC. The financial information for full year 2016 is preliminary and unaudited and includes estimates which are inherently uncertain. This financial information may change materially as a result of the completion of the audit for fiscal year 2016 and review procedures for 3Q 2016. Our estimates are based on various assumptions and are subject to various risks which could cause actual results to differ materially. The information presented on the following slides does not represent a complete picture of the financial position, results of operation or cash flows of TerraForm Global, is not a replacement for full financial statements prepared in accordance with U.S. GAAP and should not be viewed as indicative of future results, which may differ materially. The Company’s last quarterly report was its Form 10-Q for the period ended June 30, 2016. The Company has not filed its Form 10-Q for the period ended September 30, 2016. You should also refer to our Form 10-K for the fiscal year 2015 and the other filings we have made with the SEC. Importance of Our Risk Factors Exhibit 99.1

TerraForm Global Focused on Key Areas of Execution  Fleet continues to perform well  Solid progress on implementing stand-alone operating capability  Strategic review process underway – Entered into an exclusivity agreement with Brookfield Asset Management to negotiate a potential business combination based on the terms provided by Brookfield in their bid letter  Settlement negotiations with SunEdison are well advanced – Signed Memorandum of Understanding with SunEdison to resolve all intercompany litigation, subject to joint approval of a business combination with Brookfield or another buyer 4 Exhibit 99.1

5 Results for 2Q 2016 and Estimates for 2016 Agenda 1 2 High-Quality, Diversified Renewable Power Fleet 3 Update on the Strategic Review Process Exhibit 99.1

Strategic Review: Overview  Company launched strategic review in May 2016 at the direction of the Company’s Conflicts Committee  The Conflicts Committee has provided oversight for (i) management’s preparation and execution of the stand-alone plan and (ii) the negotiation of guidelines by which each of SunEdison and the Company conduct themselves during a joint marketing process for a potential sale of the Company – Joint marketing process was viewed as a value maximizing alternative  Conflicts Committee’s mandate is to be guided solely by careful consideration of the best interests of all of the Company's shareholders  Aim to avoid undue influence by SunEdison in the Company’s decision- making  Company’s outside advisors include financial advisors Greentech Capital Advisors, Centerview Partners, and AlixPartners, and legal counsel Sullivan & Cromwell LLP, Greenberg Traurig and Robbins Russell 6 Exhibit 99.1

Strategic Review: Supervised by Independent Conflicts Committee  4 independent directors added over the past year  Board now composed of 10 directors – 4 of which are independent of both SunEdison and TerraForm Power  All decisions with respect to any strategic transaction, including whether to approve any transaction, will be made only following a determination that it is in the best interest of all the Company’s shareholders and with the consent of a majority of the independent directors 7 GLBL Board of Directors Independent Director Corporate Governance & Conflicts Committee TERP Director SunEdison Employee 1) Fred Boyle Y Chair 2) Mark Lerdal Y Y 3) David J. Mack Y Y 4) Alan B. Miller Y 5) Christopher Compton Y Y 6) Hanif Dahya Y Y 7) Jack Stark Y Y 8) Peter Blackmore (Chairman) Y 9) David Ringhofer Y Y 10) Gregory Scallen Y Y Exhibit 99.1

Strategic Review Phase I: Evaluation of Stand-Alone Plan  From May to August 2016, the Company’s management team developed a business plan for the Company to operate independently of SunEdison  The Company’s Conflicts Committee and Board of Directors reviewed in detail the Company’s business plan under various scenarios, including the attendant execution risks  The business planning process addressed multiple areas, including: – Business model ‒ Growth prospects ‒ Dividend targets – Organization design ‒ Investment strategy ‒ Capital structure – Competitive position ‒ Project operations ‒ Corporate costs  The Company's financial advisors evaluated the strategic and financial implications of the Company’s plan to operate on a stand-alone basis (without a Yieldco sponsor), and its resulting competitive position in the global market for renewable energy assets  After completion of this comprehensive review, the Conflicts Committee recommended and the Board of Directors authorized the exploration of strategic alternatives, including a potential sale of the Company and new sponsorship arrangements 8 Exhibit 99.1

Strategic Review Phase 2: Exploration of Strategic Alternatives  Strategic alternatives process announced September 19, 2016 – The Company also announced on that date that it was prepared to enter into discussions to settle all intercompany claims with SunEdison on a schedule that was consistent with the strategic alternatives process – Settlement of claims necessary for any party to transact with the Company  Process overview – 190 Invitations to potential buyers or sponsors – 35 bidders entered into confidentiality agreements – 10 first-round bids submitted in October 2016 – 9 second-round invitations extended by the Company – 4 final bids received, including offers to purchase the entire Company for cash as well as sponsorship proposals 9 Exhibit 99.1

Strategic Review Phase 2: Joint Process with SunEdison  SunEdison was involved in the marketing process due to: – SunEdison’s voting power – The need for the SunEdison bankruptcy court’s approval for any SunEdison decision regarding a sale – The Conflict Committee’s belief that a coordinated process would yield a superior outcome  All Company interaction with SunEdison has been, and continues to be, at arm’s length  SunEdison’s insolvency had been assessed and considered by the Conflicts Committee in weighing the various bidder proposals and stand-alone alternatives, but all decisions are being made based on what is in the best interest of all the Company’s shareholders 10 Exhibit 99.1

Strategic Review: Exclusivity with Brookfield  The Company entered into exclusive discussions with Brookfield on January 20, 2017  The Conflicts Committee recommended and the full Board authorized exclusivity after determining that doing so was in the best interest of all Company shareholders  Entry into the Settlement MOU with SunEdison was also authorized based upon the same determinations  The exclusivity period expires March 6, 2017  The Company has not committed to enter into a transaction with Brookfield or any other potential buyer  If the Company does not execute an M&A transaction with Brookfield and accompanying settlement with SunEdison, the Company is prepared to operate on a stand-alone basis while considering other strategic alternatives 11 Exhibit 99.1

Settlement Agreement with SunEdison  Negotiation ongoing since MOU entered into on January 20, 2017  Final Settlement Agreement is expected to be entered into soon  The Settlement Agreement is subject to SunEdison bankruptcy court approval  Before entering into the MOU, the Conflicts Committee conducted a review and analysis of the Company’s claims against SunEdison, as well as SunEdison’s claims against the Company, with the advice of its independent legal counsel and the Company’s restructuring and financial advisors  Under the MOU, the split would be 25% to SunEdison / 75% to Class A – SunEdison would receive 25% of consideration paid to all shareholders – Remaining 75% distributed to Class A shareholders1 – This 25/75 split is beneficial to Class A shareholders vs. pro rata distribution, representing the settlement of intercompany claims, IDRs, and other factors  Settlement is subject to agreement with SunEdison on a jointly-approved M&A transaction, whether with Brookfield or another bidder 12 (1) Including SunEdison, to the extent SunEdison owns Class A shares prior to the closing of the M&A transaction Exhibit 99.1

13 Results for 2Q 2016 and Estimates for 2016 Agenda 1 2 High-Quality, Diversified Renewable Power Fleet 3 Update on the Strategic Review Process Exhibit 99.1

14 952 MW Wind and Solar Portfolio… Exclusively renewable power assets Portfolio as of December 31, 20161 … With Estimated Average 26 Year Remaining Useful Life… Average asset age of 4 years … Under Long-Term Contracts Average remaining PPA life of 17 years (MW Weighted) (MW Weighted) High-Quality Contracted Renewable Generation Portfolio 1 Year 4% 1-2 Years 16% 2-3 Years 13% 3-4 Years 5% 4-5 Years 37% +5 Year 24% 11-15 Years 59% 16-20 Years 13% 20+ Years 28% (1) Portfolio as of December 31, 2016. Figures represent net capacity based on TerraForm Global’s economic ownership. Includes pending acquisition of two solar power plants and one wind power plant in South Africa from BioTherm (Aries, Konkoonsies and Klipheuwel) totaling 33 MW. GLBL is currently the derived economic owner of these assets. Legal ownership transfer and associated estimated $9M payment expected at closing. Solar 40% Wind 60% Exhibit 99.1

15 Uruguay 26 MW 26 MW Brazil 307 MW 307 MW India 302 MW 102 MW 200 MW China 167 MW 149 MW 18 MW Thailand 39 MW 39 MW Malaysia 12 MW 12 MW South Africa1 99 MW 18 MW 81 MW (1) Portfolio as of December 31, 2016. Figures represent net capacity based on TerraForm Global’s economic ownership. Includes pending acquisition of two solar power plants and one wind power plant in South Africa from BioTherm (Aries, Konkoonsies and Klipheuwel) totaling 33 MW. GLBL is currently the derived economic owner of these assets. Legal ownership transfer and associated estimated $9M payment expected at closing. Total: 952 MW Wind: 575 MW Solar: 377 MW Brazil 32% India 32% China 18% South Africa 10% Thailand 4% Uruguay 3% Malaysia 1% Geographic Mix High-Quality, Contracted Fleet of 952 MW Spread Across Seven Countries Fleet Geography1 Large, Diversified Portfolio in Attractive Markets Exhibit 99.1

16 Results for 2Q 2016 and Estimates for 2016 Agenda 1 2 High-Quality, Diversified Renewable Power Fleet 3 Update on the Strategic Review Process Exhibit 99.1

17 2Q 2016 Results Commentary  Increased fleet size by 26 MW with the closing of the Alto Cielo solar plant acquisition in Uruguay in April 2016  2Q 2016 production slightly below management expectations due to turbine outages in Brazil & India, and curtailment in China  Capacity factor improved vs. 1Q 2016 as wind resource returned to expected levels in Brazil in 2Q after lower than expected resource in 1Q  Adjusted EBITDA margin improved vs. 1Q 2016 due to stronger wind resource in Brazil in 2Q, and favorable FX Metrics 2Q 2016 1Q 2016 % change QoQ Net MW Owned (Period End) 916 890 3% MWh (000s) 602 506 19% Capacity Factor 27.8% 24.5% +330 bps Revenue, net ($M) $56 $48 18% Net Income / (Loss) ($M) $6 ($6) n/a Non-GAAP Metrics 2Q 2016 1Q 2016 % change QoQ Adj. Revenue ($M) $57 $48 18% Adj. Revenue / MWh $94 $95 -1% Adj. EBITDA ($M) $45 $34 34% Adj. EBITDA margin 79.7% 70.2% +950 bps CAFD ($M) $43 $44 -2% Exhibit 99.1

18 2016 Estimates Commentary  Estimates of key financial metrics substantially in-line with management expectations post- SunEdison bankruptcy – Curtailment and turbine outages offset by favorable performance, cost optimization and currency appreciation  CAFD estimate includes items not expected to recur in future periods – $8M in SunEdison G&A support – $41M in SunEdison interest support – $25M restricted cash release – ($15M) impact from South Africa debt defaults  BioTherm acquisition anticipated future impact – $20M annual revenue excluded from 2016 estimate – $16M annual Adj. EBITDA excluded from 2016 estimate – $7M CAFD included in 2016 estimate ($4M in expected annual CAFD for 2017) Metrics 2016 Net MW Owned (Period End) 919 MWh (000s) 2,250 – 2,350 Capacity Factor 27% Revenue, net ($M) $210 - $220 Net Income / (Loss) ($M) ($115) – ($65) Non-GAAP Metrics 2016 Adj. Revenue ($M) $210 - $220 Adj. Revenue / MWh $93 - $94 Adj. EBITDA ($M)1 $145 - $155 Adj. EBITDA margin 69% - 71% CAFD ($M) 1 $85 - $95 1. Excludes approximately $56M of non-operating and acquisition-related cash costs incurred in 2016 (costs that are not representative of our core operations) Exhibit 99.1

19 $210 $145 $57 $85 $50 $22 $8 $35 $80 $8 $41 $15 $35 $220 $155 $95 Adj. Revenue Cost of Operations G&A (Corp. Operating) SUNE G&A Support Adj. EBITDA Project Debt Interest Payments Holdco Debt Interest Payments Project Debt Principal Payments SUNE Interest Support S. Africa Default Impact Other CAFD $ in millions, non-GAAP metrics, unless otherwise noted Figures may not foot due to rounding  Estimates of key metrics substantially in-line with management expectations post-SUNE bankruptcy  Other of $35M includes: – $25M restricted cash release – $10M economic interest – $9M India viability gap funding receipt – $2M net interest income – Partially offset by ($6M) FX settlement losses and ($5M) maintenance capex/other 2016 Adjusted Revenue to CAFD Estimates Note: The figures provided are projections for year-end 2016 and are based on various assumptions and estimates regarding the Company’s future operations and performance. These assumptions and estimates may not prove to be correct and actual results could differ materially due to various factors, many of which are not within the control of the Company. In addition, estimated results for year-end 2016 should not be viewed as indicative of the Company’s expectations for future periods. Please see “Importance of Risk Factors” and “Forward-Looking Statements”. 1. Excludes approximately $56M of non-operating and acquisition-related cash costs incurred in 2016 (costs that are not representative of our core operations) 2. We do not anticipate that we will receive further support for interest or G&A from SunEdison in 2017 or beyond $150M Midpoint Adj. EBITDA1 $215M Midpoint Adj. Revenue $90M Midpoint CAFD 2 21 Exhibit 99.1

20 Balance Sheet Considerations $M, unless otherwise noted 1. Holdco includes cash at bank accounts owned by TerraForm Global, Inc., TerraForm Global, LLC and TerraForm Global Operating, LLC.  Significant Holdco unrestricted cash of $550M1 as of December 31, 2016  Largely unlevered fleet supports solid cash distributions to US Holdco  Senior notes ($760M) become callable in August 2018 at 107.3% of par; the price for an earlier redemption, including the make-whole premium payable under the indenture, would be well in excess of 107.3%  Senior notes indenture limits ability to use cash and pay dividends – Combination of Fixed Charge Coverage Ratio and Restricted Payment basket capacity tests limit our ability to make (i) investments and acquisitions, (ii) payments to settle litigation and (iii) dividend payments Exhibit 99.1

Appendix 21 Exhibit 99.1

22 Definitions: Adjusted Revenue, Adjusted EBITDA and Cash Available for Distribution Reconciliation of Operating Revenues, Net to Adjusted Revenue We define adjusted revenue as operating revenues, net, adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable rate revenue contracts, net and other non-cash revenue items. We believe adjusted revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget. Reconciliation of Net Income (Loss) to Adjusted EBITDA We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget. We define adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual or non-recurring items and other items that we believe are not representative of our core business or future operating performance. Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP. Reconciliation of Adjusted EBITDA to Cash Available for Distribution “CAFD” CAFD is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP We define CAFD as adjusted EBITDA of Global LLC as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee. Exhibit 99.1

Reg G: Reconciliation of Net Operating Revenue to Adjusted Revenue, Net Income / (Loss) to Adjusted EBITDA and Adjusted EBITDA to CAFD $M, unless otherwise noted 23 Reconciliation Revenue to Adjusted Revenue 1Q 2016 Actual 2Q 2016 Actual FY 2016 Estimate Mid-Point Operating revenue, net 48 56 215 Amortization of favorable and unfavorable rate revenue contracts, net (a) 0 0 1 Adjusted revenue $48 $57 $215 Adjustments to reconcile net income to adjusted EBITDA and cash available for distribution 1Q 2016 Actual 2Q 2016 Actual FY 2016 Estimate Mid-Point Net income ($6) $6 ($90) Add/(Subtract): Interest expense, net 34 29 123 Income tax expense (benefit) 1 2 3 Depreciation , accretion and amortization expense 15 13 60 General and administrative expense (b) 5 14 54 Non-cash stock-based compensation 1 1 4 Acquisition, formation and related cost (c) 10 0 10 Loss (gain) on foreign currency exchange, net (d) (12) (14) - Loss (gain) on extinguishment of debt, net (6) 1 (6) Other net loss (income) (7) (6) (9) Adjusted EBITDA $34 $45 $150 Add/(Subtract): Interest payment (56) (7) (115) Scheduled project level and other debt service and repayments (3) (2) (8) Cash distributions to non-controlling interests - (0) (1) Non-expansionary capital expenditures (0) (1) (5) Change in restricted cash (e) 11 0 10 Settlement gain/(loss) on foreign currency exchange related to operations 1 (0) (6) SunEdison Interest Support 41 - 41 India viability gap funding receipt 7 2 9 BioTherm dividend receipt 4 - 7 Economic Interest (f) 4 - 4 Other (including interest income received) 2 5 5 Cash available for distribution $44 $43 $90 Exhibit 99.1

Footnotes to Reg. G 24 (a) Includes $0.2 and $0.2 million reduction within operating revenues, net due to net amortization of favorable and unfavorable rate revenue contracts for the three months ended March 31, 2016 and June 30, 2016 respectively. (b) In conjunction with the closing of the IPO in August 5, 2015, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. No cash consideration was paid to SunEdison for these services for the 6 months ended June 30, 2016 and amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm Global that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. The Company’s normal operating general and administrative expenses of $1.3M for the 3 month ended March 31, 2016, $3.0M for the 3 months ended June 30, 2016 and $14.0M estimated full year 2016 that is not paid by SunEdison, are not added back in the reconciliation of net income (loss) to Adjusted EBITDA. (c) Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during the 6 month ended June 30, 2016 and estimated full year 2016 since such costs are considered to be paid for with financing sources. Additionally, includes formation and offering related fees and expenses and Formation and offering related fees and expenses – affiliate reflected in the consolidated statement of operations. These fees consist of professional fees for legal, tax, and accounting services related to our IPO. (d) Includes settled and unsettled gains and losses on foreign currency hedges related to operating and investing activities and revaluation impact of intercompany loans.. (e) Net change in restricted cash excludes impact of any foreign currency appreciation or depreciation for 6 month ended June 30, 2016 and estimated full year 2016. (f) Economic ownership in certain acquired operating assets, which accrued to TerraForm Global, Inc. prior to each acquisition close date. Includes $3.5M related to our acquisition of wind plants from Renova for the period May 1, 2015 to September 18, 2015. (g) For the 3 months ended March 31, 2016, includes net $1.5M interest income, cash & VAT taxes paid and $0.1M maintenance reserve release; For the 3 months ended June 30, 2016, includes net $0.5M interest income, cash & VAT taxes paid and $4.5M maintenance reserves release; For full year 2016 estimate, includes $4.6M maintenance reserve release and $0.4M net interest income, cash & VAT taxes. Exhibit 99.1

25 Exhibit 99.1